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                                                                    Exhibit 10.4


                                                                       EXHIBIT A


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                  Amended and Restated Registration Rights Agreement, dated as of July 19, 1996 ("Agreement"), among Medifax, Inc., a Missouri corporation (the "Company"), and the persons listed on the signature pages hereto (the "Purchasers").

                  On the date hereof the Company is consummating the transactions contemplated by (i) a Transfer Agreement and Plan of Section 351 Exchange (the "Exchange Agreement") with the stockholders (the "MRC Holders") of Medical Records Corp., an Ohio corporation ("MRC"), pursuant to which an aggregate 4,077,547 shares of Common Stock, $.01 par value ("Common Stock"), of the Company, will be issued to the MRC Holders, and (ii) a Stock Purchase Agreement, dated as of July 19, 1996 (the "Series VI Purchase Agreement"), among the Company and certain of the Purchasers, which Purchasers are listed on
Schedule I thereto, pursuant to which such Purchasers are purchasing from the Company an aggregate 261,050 shares (the "First Closing Series VI Shares") of Series VI Preferred Stock, $1.00 par value (the "Series VI Preferred Stock"), of the Company. The Company proposes to issue an additional 38,950 shares (the "Second Closing Series VI Shares"; and together with the First Closing Series VI Shares, the "Series VI Shares") of Series VI Preferred Stock to certain of the Purchasers, which Purchasers are listed on Schedule II to the Series VI Purchase Agreement, pursuant to such Agreement.

                  Medifax and certain of the Purchasers (the "Original Purchasers") entered into a Registration Rights Agreement, dated July 7, 1993, which was amended by an Amendment to Registration Rights Agreement, dated as of December 2, 1994 (such agreement, as so amended, being herein called the "Original Agreement"), among Medifax, the Original Purchasers and Edward L. Samek (who also shall be deemed an "Original Purchaser" hereunder); the Original Agreement provides, among other things, for certain restrictions on the transfer of Restricted Stock (as such term is defined therein) and for the registration, under certain circumstances, of such Restricted Stock under the Securities Act of 1933, as amended.

                  The Company and the Purchasers desire to amend the



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Original Agreement to include all of the Series VI Preferred Stock in the definition of "Restricted Stock" and to provide that (i) the holders from time to time of the shares of Common Stock issuable upon conversion of the Series VI Shares and (ii) the MRC Holders shall have certain of the same rights and obligations as the other holders of Restricted Stock under the Original Agreement, as amended and restated hereby.

                  In consideration of the foregoing, the parties agree as follows:

                  1. This will confirm that (a) in respect of Derace L. Schaffer, M.D., IASD Health Services, Inc., FBL Ventures of South Dakota, N.F. Nordiska Fondkommission A.B., Alfred Berg Fondkommission A.B., Edgewater Private Equity Fund, L.P., Ventana Partnership III, L.P, Andex, Theodore Chafoulias, James A. Chafoulias, Hoegh Invest A/S and Fredrik Schreuder (collectively, the "Series IV Holders"), that in consideration of your agreement to accept the provisions of this Agreement in complete satisfaction of the requirements of the letter dated February 5, 1993 to each of you with respect to an aggregate 10,362 shares of Series IV Preferred Stock, $1.00 par value ("Series IV Preferred Stock"), of Medifax, Inc., a Missouri corporation (the "Company"), (b) in respect of Antone Lazos, Derace L. Schaffer, M.D. and John Pappajohn (collectively, the "1991 Warrantholders"), that in consideration of your agreement to accept the provisions of this Agreement in complete satisfaction of the registration requirements of the Warrants (the "1991 Warrants") to purchase up to an aggregate 229,775 shares of Common Stock, $1.00 par value ("Common Stock"), of the Company, (c) in respect of the several purchasers (the "1993 Purchasers") named in Annex I to the Securities Purchase Agreement, dated as of July 7, 1993 (the "1993 Purchase Agreement"), among the Company and the 1993 Purchasers, in consideration of the purchase by you of (i) an aggregate 45,902 shares of Series V Preferred Stock, $1.00 par value ("Series V Preferred Stock"), of the Company, and (ii) stock purchase warrants (the "1993 Warrants" and, collectively with the 1991 Warrants, the "Warrants") to purchase up to an aggregate 270,187 shares of Common Stock of the Company, and as an inducement to you to consummate the transactions contemplated by the 1993 Purchase Agreement,
(d) in respect of Douglas H. Riddell, M.D., Ben J. Alper, M.D., Benjamin Fisher, M.D., John W. Rich, Rich Investments, Robert B. Faber, M.D., Lewis H. Conner, Jr., Mary Ann F. Robbins, Laurence A. Grossman, M.D., Dorothy Grossman, John M. Tudor, M.D., Thomas F. Frist, Sr., Frist Family Partners, Stanley Bernard, Jr., M.D., Karl E. Hofammann, M.D., Jeffrey L. Hymes, M.D., John L. Seigenthaler, William C. Weaver, III, Anthony M. and Pamela H. Iannacio, Dr. and Mrs. Stanley


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Bernard, Sr., Stan E. and Elisabeth Litchman and John Hassenfeld (collectively, the "Post-1991 Founders"), as owners of up to an aggregate 331,590 shares of Common Stock ("Post-1991 Founders Stock"), (e) in respect of John H. Dayani, Ph.D., as owner of up to an aggregate 964,530 shares of Common Stock (said shares of Common Stock and Post-1991 Founders Stock being collectively referred to herein as "Founders Stock"), in consideration of the covenants and agreements made by Dr. Dayani in Section 5.02 of the 1993 Purchase Agreement, and as an inducement to Dr. Dayani to consummate the transactions contemplated thereby,
(f) in respect of Edward L. Samek, in consideration of the sale by you of all of the outstanding capital stock of SecrePhone Ltd. and as an inducement to you to consummate the transactions contemplated by the Securities Purchase Agreement, dated as of December 2, 1994, between the Company and you, (g) in respect of the MRC Holders, in consideration of the transfer by you of the MRC Stock and as an inducement to you to consummate the transactions contemplated by the Exchange Agreement, and (h) in respect of the purchasers of the Series VI Shares, in consideration of the purchase by you of the Series VI Shares and as an inducement to you to consummate the transactions contemplated by the Series VI Purchase Agreement, the Company hereby covenants and agrees with each of you, and with each subsequent holder of Restricted Stock (as such term is defined herein), as follows:

                  2. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

                  "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "COMMON STOCK" shall mean the Common Stock, $0.01 par value, of the Company, as constituted as of the date of this Agreement, subject to adjustment pursuant to the provisions of Section 11 hereof.

                  "CONVERSION SHARES" shall mean shares of Common Stock issued upon conversion of the Preferred Stock.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "PREFERRED STOCK" shall mean the Series IV Preferred Stock, the Series V Preferred Stock and the Series VI Pre-ferred Stock.

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                  "REGISTRATION EXPENSES" shall mean the expenses so
         described in Section 9 hereof.

                  "RESTRICTED 1991 STOCK" shall mean the 1991 Warrants and the Warrant Shares issued upon exercise of the 1991 Warrants.

                  "RESTRICTED 1992 STOCK" shall mean all shares of Series IV Preferred Stock and the Conversion Shares issued upon the conversion thereof.

                  "RESTRICTED 1993 STOCK" shall mean all shares of Series V Preferred Stock, Conversion Shares issued upon conversion of the Series V Preferred Stock, the 1993 Warrants and Warrant Shares issued upon exercise of the 1993 Warrants.

                  "RESTRICTED STOCK" shall mean any shares of capital stock of the Company, the certificates for which are required to bear the legend set forth in Section 3 hereof.

                  "SAMEK OPTIONS" shall mean the options of Edward L. Samek to acquire Common Stock of the Company as such options exist on the date hereof.

                  "SAMEK OPTION SHARES" shall mean those shares of Common Stock issuable to Mr. Samek upon the exercise of the Samek Options.

                  "SAMEK SHARES" shall mean those shares of Common Stock held by Edward L. Samek on the date hereof as well as the Samek Option Shares.

                  "SECURITIES ACT" shall mean the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "SELLING EXPENSES" shall mean the expenses so described in Section 9 hereof.

                  "SPECIAL RESTRICTED STOCK" shall mean all shares of Series V and Series VI Preferred Stock, Conversion Shares issued upon conversion of the Series V and Series VI Preferred Stock, the 1993 Warrants and Warrant Shares issued upon exercise of the 1993 Warrants.

                  "WARRANT SHARES" shall mean shares of Common Stock

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         issued upon exercise of the Warrants.

                  3. RESTRICTIVE LEGEND. Each certificate representing the Common Stock (including, without limitation, Founders Stock, Samek Shares and the shares of Common Stock held by the MRC Holders), or Preferred Stock, each certificate issued upon exchange or transfer of any Common Stock or Preferred Stock, each certificate representing Conversion Shares or Warrant Shares or Samek Option Shares and each certificate issued upon exchange or transfer of any Conversion Shares or Warrant Shares or Samek Option Shares, other than in a public sale or as otherwise permitted by the last paragraph of paragraph 3 hereof, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

                  4. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Section 5, 6 or 7 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company (it being agreed that Reboul, MacMurray, Hewitt, Maynard & Kristol or Kirkland & Ellis shall be satisfactory) to the effect that the proposed transfer of the Restricted Stock may be effected without registration under the Securities Act, whereupon the holder of such Restricted Stock shall be entitled to transfer such Restricted Stock in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion or other documentation shall be required if such notice shall cover a distribution by Welsh, Carson, Anderson & Stowe VI, L.P., WCAS Healthcare Partners, L.P. or William Blair Capital Partners V, L.P. to their respective partners. Each certificate for Restricted Stock transferred as above provided shall bear the legend set forth in Section 3, unless (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration

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under the Securities Act.

                  The foregoing restrictions on transferability of Restricted Stock shall terminate as to any particular shares of Restricted Stock when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such shares. Whenever a holder of Restricted Stock is able to demonstrate to the Company (and its counsel) that the provisions of Rule 144(k) of the Securities Act are available to such holder without limitation, such holder of Restricted Stock shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 3.

                 5.       REQUIRED REGISTRATION.

                  (a) At any time the holders of Special Restricted Stock constituting at least a majority of the total Special Restricted Stock outstanding at such time (treating for the purpose of such computation the holders of Series V and Series VI Preferred Stock as the holders of the Conversion Shares then issuable upon conversion of such Preferred Stock and the holders of 1993 Warrants as holders of the Warrant Shares then issuable upon exercise of the 1993 Warrants), may request the Company to register under the Securities Act all or any portion of the Special Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice; PROVIDED, HOWEVER, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock.

                  (b) Promptly following receipt of any notice under this
Section 5, the Company shall immediately notify any holders of Special Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Special Restricted Stock specified in such notice (and in any notices received from other holders within 20 days after their receipt of such notice from the Company); PROVIDED, HOWEVER, that if the proposed method of disposition specified by the requesting holders shall be an underwritten public offering, the number of shares of Special Restricted Stock to be included in such an offering may be reduced, PRO RATA among the requesting holders of Special Restricted Stock, based on the number of shares of Special Restricted Stock requested to be

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registered, if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Special Restricted Stock to be sold. If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the selling holders of a majority of the Special Restricted Stock included in the offering, which approval shall not be unreasonably withheld. The Company shall be obligated to register Special Restricted Stock pursuant to this Section 5 on two occasions only. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 5 shall be deemed satisfied only when a registration statement covering all shares of Special Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holder, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                  (c) The Company shall be entitled to include in any registration statement referred to in this Section 5, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Special Restricted Stock to be sold. Except as provided in this paragraph (c), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 5 until such time as the managing underwriter shall reasonably request. In the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to this Section 5, each holder of Restricted Stock who shall not be selling its Restricted Stock to the underwriters in connection with such offering shall refrain from selling such Restricted Stock so registered for such time as the managing underwriter shall reasonably request; PROVIDED, HOWEVER, that such holder shall, in any event, be entitled to sell its Restricted Stock commencing on the 180th day after the effective date of such registration statement.

                  6.       FORM S-3 REGISTRATION.

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                  (a) If the Company shall receive from any holder or holders of
Restricted Stock, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to Restricted Stock owned by such holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $2,000,000, the Company will:

              (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Restricted Stock; and

             (ii) as soon as practicable, effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other government requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Restricted Stock as are specified in such request, together with all or such portion of the Restricted Stock of any holder or holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company, provided that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 6 (A) more than once in any 180-day period, or (B) if the Company is not entitled to use Form S-3. Subject to the foregoing, the Company shall file a registration statement covering the Restricted Stock so requested to be registered as soon as practicable after receipt of the request or requests of the holders of the Restricted Stock.

                  (b) Registrations effected pursuant to this Section 6 shall not be counted as requests for registration effected pursuant to Section 5. Except as provided in the foregoing paragraph (a), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 6 until such time as the managing underwriter shall reasonably request. In the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to this Section 6, each holder of Restricted Stock who shall not be selling its Restricted Stock to the underwriters in connection with such offering shall refrain from selling such Restricted Stock so registered for such

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time as the managing underwriter shall reasonably request; PROVIDED, HOWEVER, that such holder shall, in any event, be entitled to sell its Restricted Stock commencing on the 180th day after the effective date of such registration statement.

                  7. INCIDENTAL REGISTRATION. (a) If the Company at any time (other than pursuant to Section 5 or 6 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (except with respect to registration statements on Form S-4 or S-8 or another form not available for registering the Restricted Stock for sale to the public), it will give written notice at such time to all holders of outstanding Restricted Stock of its intention to do so. Upon the written request of any such holder, given within 30 days after receipt of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered; PROVIDED that nothing herein shall prevent the Company from abandoning or delaying such registration at any time. In the event that any registration pursuant to this Section 7 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 7 to register Restricted Stock shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the requesting holders of Restricted Stock based upon the number of shares of Restricted Stock so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that the number of shares to be registered shall be reduced (i) first, by the Company, if and only if such registration is being effected pursuant to
Section 6 hereof, (ii) then PRO RATA among the requesting holders of Founders Stock, (iii) then PRO RATA among the requesting holders of Restricted

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1991 Stock, (iv) then PRO RATA among the requesting holders of Restricted 1992
Stock, (v) then PRO RATA among the requesting holders of Samek Shares, (vi) then PRO RATA among the requesting MRC Holders and (vii) then PRO RATA among the holders of Special Restricted Stock; PROVIDED FURTHER, HOWEVER, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or other than a holder of Restricted Stock.

                  (b) Notwithstanding anything to the contrary contained in this
Section 7, in the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to a registration covering Restricted Stock and a holder of Restricted Stock does not elect to sell his Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Restricted Stock so registered pursuant to this Section 7 for such time as the managing underwriter shall reasonably request; PROVIDED, HOWEVER, that such holder shall, in any event, be entitled to sell its Restricted Stock commencing on the 180th day after the effective date of such registration statement. Except as provided in this Section 7, the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 7 until such time as the managing underwriter shall reasonably request.

                  8. REGISTRATION PROCEDURES AND EXPENSES. If and whenever the Company is required by the provisions of Section 5, 6 or 7 hereof to use its best efforts to effect the registration of any of the Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 5 hereof, shall be on Form S-1 or another form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon)

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         and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and as comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any jurisdiction);

                  (e) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) use its best efforts (if the offering is underwritten) to furnish, at the request of any seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof



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         has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request; and

                  (g) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement.


For purposes of paragraphs (a) and (b) above and of Section 5(c) hereof, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or six months after the effective date thereof.


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

                  In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

                  In connection with each registration pursuant to Sections 5, 6 and 7 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, PROVIDED, HOWEVER, that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and PROVIDED, FURTHER, HOWEVER, that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company, such managing underwriter and the selling holders of Restricted Stock.

                  9. EXPENSES. All expenses incurred by the Company in complying with Sections 5, 6 and 7 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and fees and expenses of counsel for the sellers of Restricted Stock but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses".

                  The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 5, 6 or 7 hereof. All Selling Expenses in connection with any registration statement filed pursuant to
Section 5, 6 or 7 hereof shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

                  10. INDEMNIFICATION. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 5, 6 or 7 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder and each underwriter of Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the


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meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to
Section 5, 6 or 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

                  In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 5, 6 or 7 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 5, 6 or 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not mislead-ing, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Restricted Stock covered by such registration statement.

                  Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 10. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  If the indemnification provided for in the first two paragraphs of this Section 10 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the sellers of such Restricted Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under the third paragraph of this Section 10. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters and the sellers of such Restricted Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each other party hereto agrees that it would not be just and equitable if contributions pursuant to this paragraph were determined by PRO RATA allocation (even if all of the sellers of such Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Restricted Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                  The indemnification of underwriters provided for in this
Section 10 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock in such underwriting shall at the sellers' request be modified to conform to such terms and conditions.

                  11. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

                  12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each holder of Restricted Stock as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to considerations of public policy in the case of the indemnification provisions hereof.

                  13. RULE 144 REPORTING. The Company agrees with each holder of Restricted Stock as follows:

                  (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date it is first required to do so.

                  (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                  (c) The Company shall furnish to such holder of Restricted Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after the date it first becomes subject to such reporting requirements, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock to sell any such securities without registration.

                  14.      MISCELLANEOUS.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Stock for so long as the certificates representing the Restricted Stock shall be required to bear the legend specified in
         Section 3 hereof.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

                  if to the Company or to any holder of Restricted Stock, to it at the address as set forth on Annex I hereto;

                  if to any subsequent holder of Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

         or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company).

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by an instrument in writing executed by (i) the holders of a majority of the Founders Stock, (ii) the holders of a majority of the Restricted 1991 Stock, (iii) the holders of a majority of the Restricted 1992 Stock, (iv) the holders of a majority of the Restricted 1993 Stock, (v) the holders of a majority of the Samek Shares, (vi) the holders of 75% of the outstanding shares of Series VI Preferred Stock and (vii) a majority of the MRC Holders, in each such case, outstanding at such time (treating for the purpose of such computations the holders of Preferred Stock as the holders of the Conversion Shares then issuable upon conversion of such Preferred Stock and the holders of Warrants as the holders of Warrant Shares issuable upon exercise thereof).

                  (e) The provisions of this Agreement pertaining to the holders of the Founders Stock, other than John Dayani, are subject, with respect to each such party, to the execution and delivery by such party of a counterpart to this Agreement and until such time this Agreement shall not include (i) each such party as a party to this Agreement and (ii) to the extent that such party has purchased shares of Restricted Stock, such party as a holder of Restricted Stock hereunder, but this Agreement shall in all other respects be a binding agreement of each of the other parties hereto.

                  (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (g) Upon the execution and delivery of this Agreement by the holders of (i) 85% of the Founders Stock, (ii) a majority of the Restricted 1991 Stock, (iii) a majority of the Restricted 1992 Stock,
         (iv) a majority of the Restricted 1993 Stock and (v) a majority of the Samek Shares, in each such case, outstanding at such time (treating for the purpose of such computations the holders of Preferred Stock as the holders of the Conversion Shares then issuable upon conversion of such Preferred Stock, the holders of Warrants as the holders of Warrant Shares issuable upon exercise thereof, and the holder of the Samek Options as the holder of the shares of Common Stock issuable upon the exercise thereof), the Original Agreement shall be terminated and be of no further force or effect.

                  (h) Any provision of this Agreement to the contrary notwithstanding, this Agreement shall be effective as among the Company and the holders of Restricted Stock who have executed and delivered this Agreement upon execution and delivery of this Agreement by the Company and any such holder. Upon the execution and delivery of this Agreement by the holders of Restricted Stock under the Original Agreement, the rights and obligations of such holders under the Original Agreement shall be terminated and discharged.

                  IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first above written.


                                           MEDIFAX, INC.



                                           By /s/ EDWARD L. SAMEK
                                             ----------------------------------
                                             Edward L. Samek, President




AGREED TO AND ACCEPTED as of the date first above written.


WELSH, CARSON, ANDERSON & STOWE VI, L.P.
By WCAS VI Partners, L.P., General Partner



By /s/ LAURA VAN BUREN
  --------------------------------
  General Partner



WCAS HEALTHCARE PARTNERS, L.P.
By WCAS HP Partners, General Partner



By /s/ RUSSELL L. CARSON
  --------------------------------
  General Partner


/s/ PATRICK J. WELSH
----------------------------------
Patrick J. Welsh


/s/ RUSSELL L. CARSON
----------------------------------
Russell L. Carson


/s/ LAURA VAN BUREN
----------------------------------
Bruce K. Anderson

DE CHARTER TRUST CO., AS TRUSTEE
  FBO THE IRA/ROLLOVER OF RICHARD H. STOWE



By /s/ RICHARD H. STOWE
  --------------------------------


/s/ ANDREW M. PAUL
----------------------------------
Andrew M. Paul


/s/ THOMAS E. McINERNEY
----------------------------------
Thomas E. McInerney


/s/ LAURA VANBUREN
----------------------------------
Laura M. VanBuren


/s/ JAMES B. HOOVER
----------------------------------
James B. Hoover



MSTC, CUSTODIAN FBO
  THE IRA/ROLLOVER OF JAMES B. HOOVER



By /s/ JAMES B. HOOVER
  --------------------------------

/s/ DAVID F. BELLET
----------------------------------
David F. Bellet

IASD HEALTH SERVICES, INC.



By /s/ JOSEPH R. DUBLINS II
  --------------------------------
IB. MANAGER, Investment Services



FBL VENTURES OF SOUTH DAKOTA


By /s/  [Illegible]
  --------------------------------



N.F. NORDISKA FONDKOMMISSION A.B.


By
  --------------------------------


ALFRED BERG FONDKOMMISSION A.B


By
  --------------------------------


EDGEWATER PRIVATE EQUITY FUND, L.P.



By  /s/  [Illegible]
  --------------------------------



VENTANA PARTNERSHIP III, L.P.



By /s/ F.D. TOWNSEN
  --------------------------------
F.D. Townsen, Managing G.P.



ANDEX


By
  --------------------------------



/s/ THEODORE CHAFOULIAS
----------------------------------
Theodore Chafoulias

/s/ JAMES A. CHAFOULIAS
----------------------------------
James A. Chafoulias



HOEGH INVEST A/S



By /s/ CARL PARKER HOEGH
  --------------------------------
Carl Parker Hoegh



----------------------------------
Fredrik Schreuder



/s/ ANTONE LAZOS
----------------------------------
Antone Lazos



/s/ DERACE L. SCHAFFER
----------------------------------
Derace L. Schaffer, M.D.



/s/ JOHN PAPPAJOHN
----------------------------------
John Pappajohn



/s/ JOHN H. DAYANI
----------------------------------
John H. Dayani, Ph.D.





----------------------------------
Douglas H. Riddell, M.D.




/s/ BEN J. ALPER, M.D.
----------------------------------
Ben J. Alper, M.D.





----------------------------------
Benjamin Fisher, M.D.

/s/ JOHN W. RICH
----------------------------------
John W. Rich





----------------------------------
Rich Investments




----------------------------------
Robert B. Faber, M.D.




----------------------------------
Lewis H. Conner, Jr.




/s/ MARY ANN F. ROBBINS
----------------------------------
Mary Ann F. Robbins





----------------------------------
Laurence A. Grossman, M.D.




----------------------------------
Dorothy Grossman




/s/ JOHN M. TUDOR, M.D.
----------------------------------
John M. Tudor, M.D.     12 July 96





----------------------------------
Thomas F. Frist, Sr.

/s/ ROBERT A. FRIST, M.D., General Partner
------------------------------------------
Frist Family Partners     July 16, 1996



/s/ STANLEY BERNARD, JR.
----------------------------------
Stanley Bernard, Jr., M.D.



/s/ KARL E. HOFAMMANN III
----------------------------------
Karl E. Hofammann, M.D.





----------------------------------
Jeffrey L. Hymes, M.D.




----------------------------------
John L. Seigenthaler




/s/ WILLIAM C. WEAVER, III
----------------------------------
William C. Weaver, III



/s/ ANTHONY M. IANNACIO/PAMELA H. IANNACIO
------------------------------------------
Anthony M. and Pamela H. Iannacio



/s/ STANLEY BERNARD, M.D. and MRS. STANLEY BERNARD (Adell)
----------------------------------------------------------
Dr. and Mrs. Stanley Bernard, Sr.





----------------------------------
Stan E. and Elisabeth Litchman




/s/ JOHN HASSENFELD
----------------------------------
John Hassenfeld

/s/ EDWARD L. SAMEK
----------------------------------
Edward L. Samek


WILLIAM BLAIR CAPITAL PARTNERS V, L.P.
By: William Blair Capital Partners,
L.L.C., General Partner

By /s/ TIMOTHY M. MURRAY
  --------------------------------
Timothy M. Murray, Managing Director



----------------------------------
Randolf G. Brown




NATIONAL CITY CAPITAL CORPORATION



By /s/ WILLIAM SCHECHTER
  --------------------------------
President


/s/ MARTIN MARCUS
----------------------------------
Martin H. Marcus



/s/ HERBERT MARCUS
----------------------------------
Herbert L. Marcus



/s/ PHILIP M. COHEN
----------------------------------
Philip M. Cohen





----------------------------------
Gregory A. Marcus




/s/ JEFFREY MARCUS
----------------------------------
Jeffrey S. Marcus



/s/ LYNNE M. COHEN
----------------------------------
Lynne M. Cohen

/s/ STEVEN I. MARCUS
----------------------------------
Steven I. Marcus



/s/ DANIEL H. MARCUS
----------------------------------
Daniel H. Marcus


/s/ CATHERINE HUSER
----------------------------------
Catherine R. Huser


/s/ KEVIN HUSER
----------------------------------
Kevin Huser


/s/ JASON GREEN
----------------------------------
Jason E. Green

                                     ANNEX I
                              [addresses omitted]


SERIES IV PREFERRED STOCKHOLDERS
--------------------------------

Alfred Berg Fondkommission AB
Andex
James A. Chafoulias
Theodore A. Chafoulias
Edgewater Private Equity Fund LP
FBL Ventures of South Dakota, Inc.
Hoegh Invest A/S
IASD Health Services Corporation
N.F. Nordiska Fondkommission AB
Fredrik Schreuder
Ventana Partnership III, L.P.
John Pappajohn

SERIES V PREFERRED STOCKHOLDERS
-------------------------------

Welsh, Carson, Anderson & Stowe VI, L.P.
Patrick J. Welsh*
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
DE Charter Trust Co., as Trustee
  FBO the IRA/Rollover of Richard H. Stowe
Andrew M. Paul
Thomas E. McInerney
Laura M. VanBuren
James B. Hoover
DE Charter Trust Co., as Trustee
  FBO the IRA/Rollover of James B. Hoover
David F. Bellet
Jason E. Green


----------------------------

SERIES VI PREFERRED STOCKHOLDERS
--------------------------------

Welsh, Carson, Anderson & Stowe VI, L.P.
WCAS Healthcare Partners, L.P.
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
DE Charter Trust Co., as Trustee
  FBO the IRA/Rollover of Richard H. Stowe
Andrew M. Paul
Thomas E. McInerney
Laura M. VanBuren
James B. Hoover
MSTC, Custodian
  FBO the IRA/Rollover of James B. Hoover
William Blair Capital Partners V, L.P.
IRA of Ann D. Brown
  J.C. Bradford & Co., Custodian
National City Capital Corporation
Edward L. Samek
John H. Dayani, Ph.D.
Derace L. Schaffer, M.D.
Antone Lazos
Dr. and Mrs. (Adell) Stanley Bernard, Sr.
Ben J. Alper, M.D.
Edgewater Private Equity Fund LP

HOLDERS OF RESTRICTED 1991 STOCK
--------------------------------

Antone Lazos
John Pappajohn
Derace L. Schaffer, M.D.

HOLDERS OF FOUNDERS STOCK
-------------------------

Ben J. Alper, M.D.
Dr. and Mrs. (Adell) Stanley Bernard, Sr.
Stanley Bernard, Jr., M.D.
Lewis H. Conner, Jr.
Robert B. Faber, M.D.
Benjamin Fisher, M.D.
Frist Family Partners
Thomas F. Frist, Sr., M.D.
Dorothy R. Grossman
Lawrence A. Grossman, M.D.

John E. Hassenfeld
Karl E. Hofammann, M.D.
Jeffrey L. Hymes, M.D.
Anthony M. and Pamela H. Iannacio
Stan E. and Elisabeth Litchman
John W. Rich
Rich Investments
Douglas H. Riddell, M.D.
Mary Ann F. Robbins
John L. Seigenthaler
John M. Tudor, M.D.
William C. Weaver, III
John H. Dayani, Ph.D.

SAMEK SHAREHOLDER
-----------------

Edward L. Samek


MRC HOLDERS
-----------

Martin H. Marcus
Herbert L. Marcus
Philip M. Cohen
Gregory A. Marcus
Jeffrey S. Marcus
Lynne M. Cohen
Steven I. Marcus
Daniel H. Marcus
Catherine R. Huser
Kevin Huser



                                       3